ELITE ACCESS℠ (03/12)

VARIABLE AND FIXED ANNUITY APPLICATION (VA650NY)
VARIABLE ANNUITY APPLICATION (VA660NY)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Home Office: Purchase, NY 10577
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-599-5651
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Hours: 8:00 a.m. to 8:00 p.m. ET
Email: contactus@jackson.com

Broker/Dealer or External Account No. (if applicable) ______

Annuitization/Income Date (mm/dd/yyyy) ___ / ___ / ___

If an Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.

- **PLEASE PRINT**
- If Owner is a Trust, Trustee Certification form N5335 or trust documents are required with application.

! It is required for Good Order that you provide a physical address.

- If Owner (and/or Joint Owner) is not a U.S. Citizen and/or a U.S. Resident, Form W-9 or Form W-8BEN (as applicable) is required with application.

Primary Owner

Type of Ownership: ☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Sex: Male ☐ Female ☐

U.S. Citizen: Yes ☐ No ☐

Social Security Number ______ or Tax I.D. Number ______

Telephone Number (including area code) ( )

First Name ______ Middle Name ______ Last Name ______ Date of Birth (mm/dd/yyyy) ___ / ___ / ___

Non-Natural Owner/Entity Name (if applicable) ______

Email Address ______

Physical Address Line 1 (No P.O. Boxes) ______ Line 2 ______ City ______ State ______ ZIP Code ______

Mailing Address Line 1 ______ Line 2 ______ City ______ State ______ ZIP Code ______

Joint Owner

First Name ______ Middle Name ______ Last Name ______

Social Security Number ______ Date of Birth (mm/dd/yyyy) ___ / ___ / ___

Sex: Male ☐ Female ☐

U.S. Citizen: Yes ☐ No ☐

Email Address ______

Relationship to Owner: ☐ Spouse ☐ Other______

Telephone Number (including area code) ( )

Physical Address Line 1 (No P.O. Boxes) ______ Line 2 ______ City ______ State ______ ZIP Code ______

Primary Annuitant

☐ Same as Owner

Social Security Number ______

Telephone No. (including area code) ( )

Sex: Male ☐ Female ☐

U.S. Citizen: Yes ☐ No ☐

First Name ______ Middle Name ______ Last Name ______ Date of Birth (mm/dd/yyyy) ___ / ___ / ___

Physical Address Line 1 (No P.O. Boxes) ______ Line 2 ______ City ______ State ______ ZIP Code ______

LONG-TERM SMART®

Joint Annuitant

☐ Same as Joint Owner | Social Security Number | Telephone No. (including area code) ( ) | Sex Male ☐ Female ☐ | U.S. Citizen Yes ☐ No ☐

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy) / /

Physical Address Line 1 (No P.O. Boxes) | Line 2 | City | State | ZIP Code

Beneficiary(ies)

It is required for Good Order that the Death Benefit Percentage be whole numbers and **must** total 100% for each beneficiary type.

- Please use form N3041 for additional beneficiaries.

☐ Primary

Percentage of Death Benefit %

Social Security/Tax I.D. Number

Date of Birth (mm/dd/yyyy) / /

Individual Name (First, Middle, Last) or Non-Natural Entity Name

☐ Primary ☐ Contingent

Percentage of Death Benefit %

Social Security/Tax I.D. Number

Date of Birth (mm/dd/yyyy) / /

Individual Name (First, Middle, Last) or Non-Natural Entity Name

Electronic Delivery Authorization

- Check the boxes next to the types of documents you wish to receive electronically.

I consent to receive electronically:

GO GREEN. IT'S ONLY NATURAL.

☐ **ALL DOCUMENTS**

☐ Periodic and immediate confirmation statements

☐ Annual and Semi-Annual reports

☐ Prospectuses and prospectus supplements

☐ Other Contract-related correspondence

This consent will continue unless and until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson National Life Insurance Company of New York®'s (also referred to as Jackson of NY®) website. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

My email address is: ______________________. I (We) will notify Jackson of NY of any new email address.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery of electronic communications, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any communications in paper form.

- Make all checks payable to **Jackson National Life Insurance Company of New York®.**

Premium Payment

Select method of payment:

☐ Check $ ____ ☐ Wire $ ____

☐ External Transfer $ ____ ☐ Internal Transfer $ ____

Annuity Type

☐ IRA - Traditional* ☐ Non-Tax Qualified ☐ 403(b) TSA

☐ Stretch/Inherited/Beneficiary IRA ☐ Roth Conversion ☐ SEP

☐ Roth IRA* ☐ Other: ____

*Tax Contribution Years and Amounts:

Year: ____ $ ____ Year: ____ $ ____

! It is required for Good Order that this entire section be completed.

- If replacing, please provide the Jackson of NY pre-assigned Contract number.

Statement Regarding Replacement of Existing Policies or Annuity Contracts

Are you replacing an existing life insurance policy or annuity contract?

☐ No ☐ Yes **Jackson of NY pre-assigned Contract number:** ____

Please complete all necessary forms as required by New York Regulation 60.

Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson of NY will only request the funds if the "Client Initiated" section is left blank or checked "No."**

Transfer Type	Client Initiated	Company releasing funds	Account number	Anticipated date of receipt	Anticipated transfer amount
☐ Full ☐ Partial	☐ Yes ☐ No			/ /	$
☐ Full ☐ Partial	☐ Yes ☐ No			/ /	$

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

Telephone and Electronic Transfers Authorization

- This authorization is not extended to Authorized Callers.

By checking "Yes," I (we) authorize Jackson National Life Insurance Company of New York (Jackson of NY) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Producer/Representative subject to Jackson of NY's administrative procedures.

Do you consent to these types of transfers? ☐ Yes ☐ No If no election is made, Jackson of NY will default to 'No'.

Jackson of NY has procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. Such procedures include requesting identifying information and tape-recording telephone communications. Neither Jackson of NY nor its producers or representative who act on its behalf shall be subject to any claim, loss, liability, cost or expense in connection with a telephone/electronic transfer if acted on in good faith in reliance on this authorization. Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

Authorized Callers

- This authorization is not extended to Telephone and Electronic Transfers Authorization.

If you want to authorize an individual other than your Producer/Rep to receive Contract information via telephone, please list that individual's information here.

First Name	Middle Name	Last Name

Social Security/Tax I.D. Number	Date of Birth (mm/dd/yyyy)
	/ /

Optional Benefit Once selected cannot be changed.

- **Optional Benefit: Additional charges will apply. Please see the prospectus for details.**

☐ **Liquidity Option** (Contract Form VA660NY)

Fixed Account Options are not available if Liquidity Option is selected.

Premium Allocation

! Tell us how you want your annuity premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! Total number of allocation selections may not exceed 18.

Traditional Investments

- ___% Curian/American Funds® Growth
- ___% Curian/The Boston Company Equity Income
- ___% Curian/Epoch Global Shareholder Yield
- ___% JNL® /Franklin Templeton Global Multisector Bond
- ___% JNL/Franklin Templeton International Small Cap Growth
- ___% JNL/Franklin Templeton Small Cap Value
- ___% JNL/Invesco International Growth
- ___% JNL/Invesco Small Cap Growth
- ___% JNL/JPMorgan MidCap Growth
- ___% JNL/Lazard Emerging Markets
- ___% Curian/PIMCO Credit Income
- ___% JNL/PIMCO Real Return
- ___% JNL/PPM America Floating Rate Income
- ___% JNL/PPM America High Yield Bond
- ___% JNL/PPM America Mid Cap Value
- ___% JNL/T.Rowe Price

Alternative Investments

- ___% JNL/AQR Managed Futures Strategy
- ___% JNL/BlackRock Commodity Securities
- ___% Curian/The Boston Company Multi-Alpha Market Neutral Equity
- ___% JNL/Brookfield Global Infrastructure
- ___% Curian/FAMCO Flex Core Covered Call
- ___% Curian/Franklin Templeton Natural Resources
- ___% JNL/Goldman Sachs Emerging Markets Debt
- ___% JNL/Invesco Global Real Estate
- ___% JNL/Mellon Capital Management Global Alpha
- ___% Curian/Nicholas Convertible Arbitrage
- ___% Curian/PineBridge Merger Arbitrage
- ___% JNL/Red Rocks Listed Private Equity

Risk Management Strategies

- ___% Curian Dynamic Risk Advantage℠ - Aggressive
- ___% Curian Dynamic Risk Advantage - Diversified
- ___% Curian Dynamic Risk

Guidance Portfolios℠

- ___% Curian Guidance - Balanced Income
- ___% Curian Guidance - Institutional Alt 65
- ___% Curian Guidance - Institutional Alt 100
- ___% Curian Guidance - Maximize Income
- ___% Curian Guidance - Maximum Growth
- ___% Curian Guidance - Moderate Growth
- ___% Curian Guidance - Rising Income
- ___% Curian Guidance - Tactical Maximum Growth
- ___% Curian Guidance - Tactical Moderate Growth

Tactically Managed Strategies

- ___% Curian Tactical Advantage 35
- ___% Curian Tactical Advantage 60
- ___% Curian Tactical Advantage 75
- ___% JNL/BlackRock Global Allocation
- ___% JNL/Ivy Asset Strategy

Fixed Account Options *

*Fixed Account Options are not

% Curian/PIMCO Credit Income	% Curian/PineBridge Merger Arbitrage	% Curian Tactical Advantage 60
% JNL/PIMCO Real Return	% JNL/Red Rocks Listed Private Equity	% Curian Tactical Advantage 75
% JNL/PPM America Floating Rate Income		% JNL/BlackRock Global Allocation
% JNL/PPM America High Yield Bond		% JNL/Ivy Asset Strategy
% JNL/PPM America Mid Cap Value		
% JNL/T.Rowe Price Established Growth		
% JNL/T.Rowe Price Value		
% JNL/WMC Money Market		

Risk Management Strategies
% Curian Dynamic Risk Advantage℠ - Aggressive
% Curian Dynamic Risk Advantage - Diversified
% Curian Dynamic Risk Advantage - Income

Fixed Account Options *
***Fixed Account Options are not available if the Liquidity Option is selected.**
% 1-Year (NOT AVAILABLE)
% 3-Year (NOT AVAILABLE)
% 5-Year
% 7-Year

NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

Systematic Investment (periodic premium reallocation program)

Systematic Investment Options may be available. Please see Systematic Investment form (NV5485).

Client Acknowledgements

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. **I (We) understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermined Period. (Not applicable if Liquidity Optional Benefit is selected.)
8. **I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable if Liquidity Optional Benefit is selected.)**
9. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis.
10. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the **"Capital Protection Program Supplemental Application."**
11. **I (We) certify that the Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded.**

12. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
13. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations, and charges. I (We) have discussed the alternatives with my (our) financial representative.

Client Signatures

! It is required for Good Order that all applicable parties to the Contract sign here.

Owner's Signature	Date Signed (mm/dd/yyyy)	State where signed
	/ /	

Owner's Title (required if owned by an Entity)

Joint Owner's Signature	Date Signed (mm/dd/yyyy)	State where signed
	/ /	

Annuitant's Signature (if other than Owner)	Date Signed (mm/dd/yyyy)	State where signed
	/ /	

Joint Annuitant's Signature (if other than Joint Owner)	Date Signed (mm/dd/yyyy)	State where signed
	/ /	

Producer/Representative Acknowledgements

By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.

Jackson of NY Prod./Rep. No.	Producer/Representative Signature	Date Signed (mm/dd/yyyy)
		/ /

First Name	Middle Name	Last Name

Email Address	Business Telephone No. (including area code)
	( )

- **Program Options Note:** Contact your home office for program information. If no option is indicated, the designated default will be used.

Program Options *

A ☐ B ☐ C ☐ D ☐ E ☐

Percentage %

* **NOTE:** If Liquidity Option is selected, only Program Option E is available.

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling 100%).

! It is required for Good Order that all Producer/Rep numbers be supplied.

Producer/Representative Name	Jackson of NY Producer/Representative No.	Percentage
		%
		%

Not FDIC/NCUA Insured • Not Bank/CU guaranteed • May lose value
Not a deposit • Not insured by any federal agency